Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Image Sensing Systems, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission (the “Report”), I, Chad A. Stelzig, Interim President, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chad A. Stelzig
Chad A. Stelzig
Interim President and Interim Chief Executive Officer
November 10, 2016